Convertible Credit Facilities	12 Months Ended
Dec. 31, 2011
Convertible Credit Facilities [Abstract]
Convertible Credit Facilities
15.	CONVERTIBLE CREDIT FACILITIES

(a)	China Investment Corporation

	December 31,
	2011	2010
Principal amount of convertible debenture	$500,000	$500,000
(Deduct) add:
Bifurcation of embedded derivative liability	(313,292)	(313,292)
Accretion of discount	127	69
Reduction of carrying amount upon partial conversion	(93,370)	(93,370)

Carrying amount of debt host contract	93,465	93,407
Embedded derivative liability	48,388	154,877

Convertible credit facility	141,853	248,284
Accrued interest	6,301	6,312
Transaction costs allocated to deferred charges	(2,799)	(2,800)

Net carrying amount of convertible debenture	$145,355	$251,796

On November 19, 2009, SouthGobi issued a convertible debenture to a wholly owned subsidiary of China Investment Corporation ("CIC") for $500.0 million. The convertible debenture is secured, bears interest at 8.0% (6.4% payable semi-annually in cash and 1.6% payable annually in shares of SouthGobi) and has a term of 30 years. The financing primarily will support an accelerated investment program in Mongolia and up to $120.0 million of the financing may also be used for working capital, repayment of debt due on funding, general and administrative expense and other general corporate purposes.

Pursuant to the convertible debentures' terms, SouthGobi had the right to call for the conversion of up to $250.0 million of the convertible debenture upon SouthGobi achieving a public float of 25.0% of its common shares under certain agreed circumstances. On March 29, 2010, SouthGobi exercised this right and completed the conversion of $250.0 million of the convertible debenture into 21.5 million shares at a conversion price of $11.64 (Cdn$11.88). Also on March 29, 2010, SouthGobi settled the $1.4 million accrued interest payable in shares on the $250.0 million converted by issuing 0.1 million shares at the 50-day VWAP conversion price of $15.97 (Cdn$16.29). On April 1, 2010, SouthGobi settled the outstanding accrued interest payable in cash on the $250.0 million converted with a cash payment of $5.7 million.

As at March 29, 2010, the fair value of the embedded derivative liability associated with the $250.0 million converted was $102.8 million, a decrease of $9.4 million compared to its fair value at December 31, 2009. The $347.6 million fair value of the SouthGobi shares issued upon conversion exceeded the $193.3 million aggregate carrying value of the debt host contract, embedded derivative liability and deferred charges. The difference of $154.3 million was recorded as a loss on conversion of the convertible debenture.

CIC has the right to convert the debenture, in whole or in part, into common shares of SouthGobi from November 19, 2010 onwards. After November 19, 2014, SouthGobi is entitled to convert the debenture, in whole or in part, into its common shares at the conversion price if the conversion price is at least Cdn$10.66. The conversion price is the lower of Cdn$11.88 or the 50-day volume-weighted average price at the date of conversion, subject to a floor price of Cdn$8.88 per share.

As at December 31, 2011, the fair value of the embedded derivative liability associated with the remaining $250.0 million principal outstanding was determined to be $48.4 million (December 31, 2010—$154.9 million).

During 2011, Ivanhoe Mines capitalized $10.8 million (2010 – $0.8 million) of interest expense and $0.1 million (2010—$nil) of accretion expense incurred on the convertible credit facility.

The embedded derivative liability was valued using a Monte Carlo simulation valuation model. A Monte Carlo simulation model is a valuation model that relies on random sampling and is often used when modeling systems with a large number of inputs and where there is significant uncertainty in the future value of inputs and where the movement in the inputs can be independent of each other. Some of the key inputs used by the Monte Carlo simulation include: floor and ceiling conversion prices, risk-free rate of return, expected volatility of SouthGobi's share price, forward Cdn$ exchange rate curves and spot Cdn$ exchange rates.

Assumptions used in the Monte Carlo valuation model are as follows:

	December 31,
	2011	2010
Floor conversion price	Cdn$8.88	Cdn$8.88
Ceiling conversion price	Cdn$11.88	Cdn$11.88
Expected volatility	71%	73%
Risk-free rate of return	2.41%	3.48%
Spot Cdn$ exchange rate	0.98	1.01
Forward Cdn$ exchange rate curve	0.96– 1.01	0.97 – 1.14

(b)	Rio Tinto

	December 31,
	2011	2010
Principal amount of convertible credit facility	$—	$350,000
Accrued paid-in-kind interest	—	50,832

	—	400,832
(Deduct) add:
Beneficial conversion feature	—	(36,314)
Share purchase warrants	—	(9,403)
Accretion of discount	—	45,717

	—	400,832
Credited to share capital upon conversion	—	(400,832)

	$—	$—

In September 2007, Rio Tinto provided the Company with a $350.0 million convertible credit facility to finance ongoing mine development activities at the Oyu Tolgoi Project. In 2007, the Company made an initial draw against the credit facility of $150.0 million and further draws totalling $200.0 million were made in 2008.

Amounts advanced under the credit facility bore interest at a rate per annum equal to the three-month LIBOR plus 3.3%, and matured on September 12, 2010. In September 2010, the Company issued 40.1 million common shares to Rio Tinto upon the automatic conversion of the maturing convertible credit facility. The $350.0 million outstanding principal and $50.8 million accrued interest were converted at a price of $10.00 per common share.

On the date of conversion, the $437.1 million aggregate carrying amount of the convertible credit facility liability ($400.8 million) and associated beneficial conversion feature ($36.3 million) was credited to share capital to reflect the common shares issued.

As part of the credit facility transaction, Rio Tinto also received Series C warrants exercisable to purchase up to 35.0 million common shares of the Company at a price of $10.00 per share for a period of five years. Upon the closing of the rights offering (Note 19 (c)), the outstanding Series C warrants were adjusted. Specifically, the number of Series C warrants outstanding was increased to 40.2 million and the exercise price reduced to $9.43. During 2011, Rio Tinto exercised all of the Series C warrants (Note 19 (b)).

During 2011, Ivanhoe Mines capitalized $nil (2010—$2.7 million) of interest expense and $nil (2010—$6.2 million) of accretion expense incurred on the convertible credit facility.